[LETTERHEAD]



Indenture Trustee
State Street Bank & Trust Company
777 Main Street, 11th Floor
Hartford, CT 06115

Re:  Newcourt Receivables Asset Trust, Series 1996-1
Re:  Newcourt Receivables Asset Trust, Series 1996-2
Re:  Newcourt Receivables Asset Trust, Series 1996-3


1) The Monthly Servicer Certificate for the Collection Period ended January 31, 1998 accurately reflects the Collections made during this reporting period in accordance with the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

2) Newcourt Credit Group Inc., as Servicer, has complied with all of the covenants and other requirements contained in the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

3) No Event of Default or Restricting Event has occurred during the reporting period and none is continuing as at the end of the reporting period.

Dated at Toronto, Ontario this 17th day of February, 1998.

Newcourt Credit Group Inc.,
as Servicer



By: /s/ Daniel A. Jauernig
    --------------------------------------
    Daniel A. Jauernig
    Senior Vice President and Treasurer

cc: Issuer Trustee, Chemical Bank Delaware
    Underwriter, First Union Capital Markets Group
    Standard & Poor's

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Accounts                            January 1998

                                                                            Master Trust
                                Collection     Reserve     Cash Collateral  Distribution
                                  Account      Account        Account          Account    Series 1996-1 Series 1996-2 Series 1996-3
-----------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances             0.00  2,647,547.64   1,272,185.39           0.00
Investment Earnings              111,637.33     15,830.61       6,622.17
Deposit to Collections                 0.00                         0.00
Withdraw in Excess of
 Required Balance                                             (44,745.27)

Collection Account

Collections [4.3 a]           15,788,666.01
Add: Servicer
 Advances [4.3 b]                607,652.28
Add: Liquidation Proceeds
 from Servicer                         0.00
Less: Collections to
 reimburse Servicer
 Advances [4.3 c]                (91,750.25)

Less: Investment Earnings
 to Newcourt [4.2 e]            (111,637.33)   (15,830.61)     (6,622.17)
-----------------------------------------------------------------------------------------------------------------------------------

AVAILABLE AMOUNT             (16,304,568.04)                              16,304,568.04

PAYMENTS ON PAYMENT DATE

(A)  Unreimbursed Servicer
      Advances [4.3 d i]               0.00                                        0.00

(B)  Servicing Fee
      [4.3 d ii]                (132,377.38)                                 132,377.38

(C)  Amount owed to
      Hedging Counterparty
      [4.3 d iii]                      0.00                                        0.00

(D)  Series Available
      Amount to each
      Series of
      Notes [4.3 d iv]                                                    16,172,190.66  3,202,131.02  6,571,348.69   6,398,710.96

  (1)  Class A Interest
        [4.3 d iv A]          (1,292,988.29)                                               269,474.74    477,693.25     545,820.30

  (2)  Class B Interest
        [4.3 d iv B]             (87,029.25)                                                20,105.96     31,950.20      34,973.09

  (3)  Class A Principal
        [4.3 d iv C]         (13,996,609.04)                                             3,034,886.51  5,264,837.05   5,696,885.48

  (4)  Deposit Reserve
        Account [4.3 d iv D]           0.00          0.00                                        0.00          0.00           0.00
       Repayment Newcourt
        Advance                        0.00   (146,851.09)

  (5)  Class C Interest
        [4.3 d iv E]            (107,063.86)                                                24,164.54     39,069.08      43,830.24

  (6)  Class B Principal
        [4.3 d iv F]            (344,250.11)                                                76,852.25    134,351.55     133,046.31

  (7)  Class C Principal
        [4.3 d iv G]            (344,250.11)                                                76,852.25    134,351.55     133,046.31

  (8)  Class A Accelerated
        Principal Payment
        [4.3 d iv H]                   0.00                                                      0.00          0.00           0.00

  (9)  Class B Accelerated
        Principal Payment
        [4.3 d iv I]                   0.00                                                      0.00          0.00           0.00

  (10) Pay to Hedging
        Counterparty
        [4.3 d iv J]                   0.00                                                      0.00          0.00           0.00

  (11) Class C Accelerated
        Principal Payment
        [4.3 d iv K]                   0.00                                                      0.00          0.00           0.00

       Subtotal                        0.00

Distributions to
 Noteholders                 (16,304,568.04)                                 132,377.38  3,502,336.25  6,082,252.68   6,587,601.73

Ending Balance                        (0.00) 2,500,696.55   1,227,440.12          (0.00)

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Schedules                           January 1998

Prior Month's Series ADCB Reconciliation               SERIES 1996-1     SERIES 1996-2      SERIES 1996-3
----------------------------------------               -------------     -------------      --------------
     Previous Period Current Month
      Series ADCB                                      55,331,208.84     95,793,281.74      119,706,392.80
     Less:  Previous Period's Prepayments                 977,956.32      1,641,330.24        1,955,906.12
     Less:  Previous Period's Defaults                    320,576.17        542,255.93          638,094.50

     Prior Month Series ADCB (reported
      this period)                                     54,032,676.35     93,609,695.57      117,112,392.18

Class A Interest Schedule                              SERIES 1996-1     SERIES 1996-2      SERIES 1996-3
-------------------------                              -------------     -------------      --------------
     Opening Class A Principal Balance                 47,624,401.27     83,439,869.12      104,965,442.30
     Class A Interest Rate                                     6.79%             6.87%               6.24%
     30/360*Class A Interest Rate                              0.57%             0.57%               0.52%
     Current Class A Interest  Distribution               269,474.74        477,693.25          545,820.30
     Prior Class A Interest Arrearage                           0.00              0.00                0.00

     Class A Interest Due                                 269,474.74        477,693.25          545,820.30

Class A Principal Schedule                             SERIES 1996-1     SERIES 1996-2      SERIES 1996-3
--------------------------                             -------------     -------------      --------------
     Opening Class A Principal Balance                 47,624,401.27     83,439,869.12      104,965,442.30
     Prior Months Series ADCB                          54,032,676.35     93,609,695.57      117,112,392.18
     Current Months Series ADCB                        52,111,370.12     90,250,906.82      113,786,234.55
                                                       -------------     -------------      --------------
                               Difference               1,921,306.23      3,358,788.75        3,326,157.63
                               Class A Share                  92.00%            92.00%              92.00%
                               Scheduled Principal Due  1,767,601.73      3,090,085.65        3,060,065.02

     Current Prepayments                                1,025,417.92      1,759,380.08        2,130,503.16
     Current Defaults                                     241,866.86        415,371.32          506,317.30

                               Class A Total Due        3,034,886.51      5,264,837.05        5,696,885.48

     Prior Class A Arrearage                                    0.00              0.00                0.00

     Class A Principal Due                              3,034,886.51      5,264,837.05        5,696,885.48

     Class A Principal Distribution                     3,034,886.51      5,264,837.05        5,696,885.48

     Current Class A Arrearage                                  0.00              0.00                0.00

     Interim Class A Principal Balance
      after Current Distribution                       44,589,514.76     78,175,032.07       99,268,556.82

     Accelerated Class A Distribution Amount                    0.00              0.00                0.00

     Ending Class A Principal Balance after
      Current Distribution                             44,589,514.76     78,175,032.07       99,268,556.82

Class B Interest Schedule                              SERIES 1996-1     SERIES 1996-2      SERIES 1996-3
-------------------------                              -------------     -------------      --------------
     Opening Class B Principal Balance                  3,204,137.40      5,084,913.16        6,073,474.95
     Class B Interest Rate                                     7.53%             7.54%               6.91%
     30/360*Class B Interest Rate                              0.63%             0.63%               0.58%
     Current Class B Interest  Distribution                20,105.96         31,950.20           34,973.09
     Prior Class B Interest Arrearage                           0.00              0.00                0.00

     Class B Interest Due                                  20,105.96         31,950.20           34,973.09

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Schedules                           January 1998

Class B Principal Schedule                                           SERIES 1996-1     SERIES 1996-2       SERIES 1996-3
--------------------------                                           -------------     -------------      --------------
     Opening Class B Principal Balance                                3,204,137.40      5,084,913.16        6,073,474.95
     Prior Months Series ADCB                                        54,032,676.35     93,609,695.57      117,112,392.18
     Current Months Series ADCB                                      52,111,370.12     90,250,906.82      113,786,234.55
                                                                     -------------     -------------      --------------
                                         Difference                   1,921,306.23      3,358,788.75        3,326,157.63
                                         Class B Share                       4.00%             4.00%               4.00%
                                         Scheduled Principal Due         76,852.25        134,351.55          133,046.31

     Current Prepayments                                                      0.00              0.00                0.00
     Current Defaults                                                         0.00              0.00                0.00

                                         Class B Total Due               76,852.25        134,351.55          133,046.31

     Prior Class B Arrearage                                                  0.00              0.00                0.00

     Class B Principal Due                                               76,852.25        134,351.55          133,046.31

     Class B Principal Distribution                                      76,852.25        134,351.55          133,046.31

     Current Class B Arrearage                                                0.00              0.00                0.00

     Interim Class B Principal Balance after
      Current Distribution                                            3,127,285.15      4,950,561.61        5,940,428.64

     Accelerated Class B Distribution Amount                                  0.00              0.00                0.00

     Ending Class B Principal Balance after
      Current Distribution                                            3,127,285.15      4,950,561.61        5,940,428.64
Class C Interest Schedule
-------------------------
     Opening Class C Principal Balance                                3,204,137.40      5,084,913.16        6,073,474.95
     Class C Interest Rate                                                   9.05%             9.22%               8.66%
     30/360*Class C Interest Rate                                            0.75%             0.77%               0.72%
     Current Class C Interest  Distribution                              24,164.54         39,069.08           43,830.24
     Prior Class C Interest Arrearage                                         0.00              0.00                0.00
     Class C Default Rate                                                   10.05%            10.22%               9.66%
     30/360*Class C Interest Default Rate                                    0.84%             0.85%               0.81%
     Interest on Interest Arrearage                                           0.00              0.00                0.00

     Class C Interest Due                                                24,164.54         39,069.08           43,830.24

     Class C Interest Paid                                               24,164.54         39,069.08           43,830.24
     Class C Interest Arrearage                                               0.00              0.00                0.00

Class C Principal Schedule
--------------------------
     Opening Class C Prinicpal Balance                                3,204,137.40      5,084,913.16        6,073,474.95
     Prior Months Series ADCB                                        54,032,676.35     93,609,695.57      117,112,392.18
     Current Months Series ADCB                                      52,111,370.12     90,250,906.82      113,786,234.55
                                                                     -------------     -------------      --------------
                                         Difference                   1,921,306.23      3,358,788.75        3,326,157.63
                                         Class C Share                       4.00%             4.00%               4.00%
                                         Scheduled Principal Due         76,852.25        134,351.55          133,046.31

     Prior Class C Arrearage                                                  0.00              0.00                0.00

     Class C Principal Due                                               76,852.25        134,351.55          133,046.31

     Class C Principal Distribution                                      76,852.25        134,351.55          133,046.31

     Current Class C Arrearage                                                0.00              0.00                0.00

     Interim Class C Principal Balance after Current Distribution     3,127,285.15      4,950,561.61        5,940,428.64

     Accelerated Class C Distribution Amount                                  0.00              0.00                0.00

     Ending Class C Principal Balance after Current Distribution      3,127,285.15      4,950,561.61        5,940,428.64

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Schedules                           January 1998

Servicing Fee Schedule
----------------------
     Contract Pool ADCB                                      264,754,764.10
     Servicing Rate                                                   0.60%
     Monthly Servicing Rate                                           0.05%
     Prior Servicing Fee Arrearage                                     0.00
     Current Servicer Fee                                        132,377.38
     Servicer Fee Due                                            132,377.38
     Current Servicing Fee Arrearage                                   0.00


Reserve Account Schedule                                    RESERVE ACCOUNT       SERIES 1996-1  SERIES 1996-2    SERIES 1996-3
------------------------                                    ---------------       -------------  -------------    -------------
     Prior Month Balance                                       2,647,547.64
     Series ADCB                                             250,069,654.85
     Required Balance (Series ADCB * 1.00%)                    2,500,696.55
     Current Period Draw on Reserve                                    0.00
     Required Deposit to Reserve Account                                                   0.00           0.00             0.00
     Actual Deposit to Reserve Account                                                     0.00           0.00             0.00
     Newcourt Advance Released from Reserve Account             (146,851.09)
     Ending Reserve Account Balance                            2,500,696.55


Cash Collateral Account Schedule
--------------------------------

     Prior Month Balance                                       1,272,185.39
     Required Balance                                          1,227,440.12
     Withdraw from Cash Collateral Account                       (44,745.27)

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Restricting Events                   January 1998

Restricting Event Calculations

 (1)        Event of Default under the Servicing Agreement (Yes/No)                   no

      (a)   ADCB Delinquencies
            3 Month Rolling Avg. ADCB                                        264,685,231

            Delinquency Ratio                                                      0.75%

            Maximum Delinquency Ratio                                              2.00%

      (b)   Annualized ADCB Defaulted Contracts Ratio                              0.43%

            Maximum Default Ratio                                                  1.00%

      (c)   Reserve plus APB Subordination                                            no

      (d)   Restricting Event under any Indenture                                     no


Portfolio Performance Tests
                                         1 month prior   2 months prior  3 months prior  4 months prior  5 months prior
                           Current:         (yes/no)        (yes/no)        (yes/no)        (yes/no)        (yes/no)
       Event of Default:      no               no              no              no              no              no

                                                                                      Monthly         Weighted
Delinquencies                                     Delinquencies       ADCB          Delinquency        Average
                                                  -------------       ----          -----------       --------
     0
                 2 months prior                      2,088,466       279,231,275         0.75%          0.26%
                 1 month prior                       1,969,589       264,754,764         0.74%          0.25%
                 Current                             1,867,188       250,069,655         0.75%          0.24%
                                                                                         -----          -----
                                                                                         0.75%          0.75%

                                                 Delinquency Ratio:                      0.75%
                                                 Maximum Delinquency Ratio:              2.00%

                                                                                      Monthly
Charge-Offs                                        Charge-Offs        ADCB            Defaults
                                                   -----------        ----            --------
    0
                 5 months prior                        106,478       321,717,238         0.03%
                 4 months prior                        120,593       308,172,109         0.04%
                 3 months prior                         69,074       293,296,810         0.02%
                 2 months prior                         94,633       279,231,275         0.03%
                 1 month prior                         138,212       264,754,764         0.05%
                 Current                                84,627       250,069,655         0.03%
                                                       -------     -------------         -----
                                                       613,617     1,717,241,851         0.04%

                 Average ADCB                                                      286,206,975
                 Annualized Maximum Charge-Off Ratio:                                    1.00%
                 1% of Average ADCB                                                  2,862,070
                 Sum of Charge-Offs * 2                                              1,227,234
                 Annualized Charge-Off Ratio:                                            0.43%

Series 1996-1 Enhancement Floor
      0
                 Enhancement Floor                                                   2,925,889
                 Amounts on deposit in the Reserve Account                           2,500,697
                 Series Allocation Percentage                                           19.80%
                 ADCB less Aggregate Principal Amount
                   of Class A Notes                                                  6,254,571
                                                                                     6,749,714

Series 1996-2 Enhancement Floor
     0
                 Enhancement Floor                                                   4,152,983

                 Amounts on deposit in the Reserve Account                           2,500,697
                 Series Allocation Percentage                                           40.63%
                 ADCB less Aggregate Principal Amount
                   of Class A Notes                                                  9,901,123
                                                                                    10,917,247

Series 1996-3 Enhancement Floor

     0
                 Enhancement Floor                                                   4,602,054

                 Amounts on deposit in the Reserve Account                           2,500,697
                 Series Allocation Percentage                                           39.57%
                 ADCB less Aggregate Principal Amount
                   of Class A Notes                                                 11,880,857
                                                                                    12,870,286

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Certificate Schedules               January 1998

Certificate Factors
-------------------
                                                        Series 1996-1          Series 1996-2         Series 1996-3
                                          CUSIP #          #65118YAA5             #65118YAD9            #65118YAG2
          Class A
          --------
          Current  A Balance                               44,589,515             78,175,032            99,268,557
          Initial A Balance                               119,656,814            169,810,862           188,172,873

          Certificate Factor:                             0.372645011            0.460365321           0.527539147
          Principal Factor (per thousand):               25.363256872           31.004124130          30.274743586
          Interest Factor (per thousand):                 2.252063472            2.813090069           2.900632229


                                          CUSIP #          #65118YAB3             #651184AE7            #65118YAH0
          Class B
          -------
          Current B Balance                                 3,127,285              4,950,562             5,940,429
          Initial B Balance                                 5,202,470              7,383,081             8,181,429

          Certificate Factor:                             0.601115461            0.670527878           0.726086927
          Principal Factor (per thousand):               14.772262022           18.197220191          16.261989195
          Interest Factor (per thousand):                 3.864695039            4.327488775           4.274692111


                                          CUSIP #          #65118YAC1             #651184AF4            #65118YAJ6
          Class C
          -------
          Current C Balance                                 3,127,285              4,950,562             5,940,429
          Initial C Balance                                 5,202,470              7,383,081             8,181,429

          Certificate Factor:                             0.601115461            0.670527878           0.726086927
          Principal Factor (per thousand):               14.772262022           18.197220191          16.261989195
          Interest Factor (per thousand):                 4.644820633            5.291704126           5.357284161


Delinquencies
-------------
                                                                                                          Monthly
                                                         Delinquencies              ADCB               Delinquencies
                                                        ---------------        -------------         ---------------
          Current                                         237,527,648            250,069,655                94.98%
          31-60 Days Past Due                              10,674,819            250,069,655                 4.27%
          61-90 Days Past Due                               1,867,188            250,069,655                 0.75%